                                                                   EXHIBIT 10.23
                         SECURITIES PURCHASE AGREEMENT


          SECURITIES PURCHASE AGREEMENT, dated March 17, 1999, between Convergent Communications, Inc., a Colorado corporation (the "Company"), and each of the entities named on Exhibit A hereto (each an "Initial Purchaser"
                               ---------
and, collectively, the "Initial Purchasers").

     In consideration of the representations, warranties, and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

      1.0 Certain Definitions.      As used in this Agreement, the following
          -------------------
terms shall have the following meanings:

     "Accredited Investor" has the meaning set forth in Regulation D promulgated
      -------------------
under the Securities Act.

     "Adverse Consequences" means all actions, suits, proceedings, hearings,
      --------------------
investigations, charges, complaints, claims, demands, injunctions, Judgments, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations
      ---------
promulgated under the Securities Exchange Act.

     "Affiliated Group" means any affiliated group within the meaning of Code
      ----------------
Section 1504(a).

     "Agreement" means this Stock Purchase Agreement, including all exhibits and
      ---------
schedules thereto, between the Parties, as the same may be amended from time to time in accordance with the provisions hereof.

     "Assets" means all properties and assets, real and personal, tangible and
      ------
intangible, of every type and description, whether owned or leased or otherwise possessed, used, held for use or usable in the Company's or any of its Subsidiaries' businesses, including the Licenses, the Intangible Property and the Company Contracts.

     "Balance Sheet" means the most recently dated consolidated balance sheet of
      -------------
the Company and its Subsidiaries included in the Financial Statements.

     "Basis" means any past or present fact, situation, circumstance, status,
      -----
condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that reasonably could form the basis for any specified consequence.

     "Business Day" has the meaning set forth in Exhibit B.
      ------------                               ---------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Commission" means the Securities and Exchange Commission or any successor
      ----------
Governmental Authority.

     "Common Stock" has the meaning set forth in Exhibit B.
      ------------                               ---------

     "Company" has the meaning set forth in the preface above.
      -------

     "Company Contracts" has the meaning set forth in Section 3.20.
      -----------------                               ------------

     "Company Parties" means the Company and its Subsidiaries.
      ---------------

     "Company's Knowledge" means the present conscious knowledge of the
      -------------------
Company's officers, without any duty of inquiry.

     "Contract" means any agreement, contract, commitment, indenture, lease,
      --------
license, instrument, note, bond, security, agreement in principle, letter of intent, undertaking, promise, covenant, arrangement or understanding, whether written or oral.

     "Disclosure Schedule" has the meaning set forth in the preface of Article
      -------------------                                              -------
III.
---

     "Employee Benefit Plan" means any (i) nonqualified deferred compensation or
      ---------------------
retirement plan or arrangement which is an Employee Pension Benefit Plan, (ii) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (iii) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (iv) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA Section
      -----------------------------
3(2).

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA Section
      -----------------------------
3(1).

     "Entity" means a partnership, limited liability partnership, corporation,
      ------
limited liability company, association, joint stock company, trust, estate, joint venture, or unincorporated organization.

     "Environmental, Health, and Safety Laws" means federal, state, local, and
      --------------------------------------
foreign statutes, regulations and ordinances concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "Environmental Studies" has the meaning set forth in Section 3.14(d).
      ---------------------                               ---------------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "ERISA Affiliate" means each entity which is treated as a single employer
      ---------------
with the Company for purposes of Code Section 414.

     "Fiduciary" has the meaning set forth in ERISA Section 3(21).
      ---------

     "Financial Statements" has the meaning set forth in Section 3.09.
      --------------------                               ------------

     "First Closing" has the meaning set forth in Section 2.02(b).
      -------------                               ---------------

     "GAAP" means United States generally accepted accounting principles as in
      ----
effect from time to time.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Materials" shall mean any substance which is or contains:  (i)
      -------------------
any "hazardous substance" as now defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated thereunder; (ii) any "hazardous waste" as now defined in the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.) or regulations promulgated thereunder; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. Section 2601 et. seq.);
(iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now classified or considered to be hazardous or toxic under any laws, ordinances, statutes, codes, rules, regulations, agreements, and Judgments, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which any real property owned, leased or occupied by the Company or any of its Subsidiaries is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of such real property, such real property or the use of such real property relating to Environmental, Health and Safety Laws.

     "Indemnified Party" has the meaning set forth in Section 5.04.
      -----------------                               ------------

     "Indemnifying Party" has the meaning set forth in Section 5.04.
      ------------------                               ------------

     "Indenture" means the Indenture dated April 2, 1998 between Convergent
      ---------
Communications, Inc. as Issuer and Norwest Bank Colorado, N.A., as Trustee.

     "Initial Purchased Securities" means the collective reference to the
      ----------------------------
Initial Purchased Shares and the Initial Warrants.

     "Initial Purchased Shares" has the meaning set forth in Section 2.02(a).
      ------------------------                               ---------------

     "Initial Purchasers" has the meaning set forth in the preface above.
      ------------------

     "Initial Warrants" has the meaning set forth in Section 2.02(a).
      ----------------                               ---------------

     "Intangible Property" means all certificates of deposit, bank accounts,
      -------------------
securities, partnership or other ownership interests, rights to receive money or property by assignment, future interests, claims and rights against third parties, accounts and notes receivables owned or held directly or beneficially by or on behalf of the account of the Company or any of its Subsidiaries, the Licenses, the Intellectual Property and any other intangible property of any nature of the Company or any of its Subsidiaries.

     "Intellectual Property" means (i) all inventions (whether patentable or
      ---------------------
unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (iii) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (v) all computer software (including data and related documentation), (vi) all other proprietary rights, and (vii) all copies and tangible embodiments thereof (in whatever form or medium).

     "Investor Rights Agreement" means the Investor Rights Agreement, dated as
      -------------------------
of the date of this Agreement, between the Company and each of the Purchasers, as it may be amended from time to time in accordance with its terms.

     "Joinder Agreement" has the meaning set forth in Section 2.03(b).
      -----------------                               ---------------

     "Judgment" means any judgment, writ, order or decree of or by any
      --------
arbitrator, court, judge, justice or magistrate, including any bankruptcy court or judge, and any order of or by any other Governmental Authority.

     "Liability" means any liability (whether known or unknown, whether asserted
      ---------
or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any such liability for Taxes and any such liability with respect to any Redeemable Equity.

     "Licenses" has the meaning set forth in Section 3.16.
      --------                               ------------

     "Lien" means any mortgage, pledge, lien (statutory or other), encumbrance,
      ----
hypothecation, charge, security interest, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, restriction, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Material Adverse Effect" means any event, fact, circumstance or occurrence
      -----------------------
which results or would result in a material adverse change in or a material adverse effect on any of (i) the financial condition, business, or operations of the Company and its Subsidiaries taken as one enterprise, or (ii) the legality or validity as to the Company or enforceability as against the Company of any Transaction Document or (iii) the ability of the Company or any of its Subsidiaries to perform its material obligations hereunder or under any other Transaction Document.

     "MJM Associates" has the meaning set forth in Section 4.10.
      --------------                               ------------

     "Multiemployer Plan" has the meaning set forth in ERISA Section 3(37).
      ------------------

     "Ordinary Course of Business" means the ordinary course of business of the
      ---------------------------
Company and its Subsidiaries consistent with past custom and practice (including with respect to quantity and frequency) taking into consideration increases in quantity and frequency resulting from the recent growth of the Company.

     "Parties" means the Company, the Initial Purchasers and, from and after the
      -------
Second Closing, each Second Purchaser that is not an Initial Purchaser.

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Permitted Liens" means (i) mechanic's, materialmen's, and similar Liens
      ---------------
for construction in progress or evidencing indebtedness for related services that are not more than sixty days past due, (ii) Liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (iii) purchase money Liens and Liens securing rental payments under capital lease arrangements, (iv) Liens incurred pursuant to the transactions entered into in connection with, or permitted by, the Indenture;
(v) Liens existing as of the date hereof and disclosed in the Disclosure Schedule or disclosed to Purchasers pursuant to Section 3.25; and (vi) other Liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money which do not materially impair the current use, occupancy or value or the marketability of title of the Asset subject thereto.

     "Person" means an individual Entity, or Governmental Authority.
      ------

     "Prohibited Transaction" has the meaning set forth in ERISA Section 406 and
      ----------------------
Code Section 4975.

     "Purchased Securities" means the collective reference to the Initial
      --------------------
Purchased Securities and the Second Closing Securities.

     "Purchasers" means (i) as of any time prior to the Second Closing, the
      ----------
Initial Purchasers and (ii) from and after the Second Closing, the Initial Purchasers and the Second Purchasers.

     "Purchased Share" means any share of the Series A Preferred Stock purchased
      ---------------
pursuant to this Agreement.

     "Purchaser Indemnified Parties" means (i) each Purchaser and its Affiliates
      -----------------------------
and (ii) the respective successors, heirs and legal representatives of the foregoing.

     "Qualified Assignee" has the meaning set forth in Section 2.03(b).
      ------------------                               ---------------

     "Redeemable Equity" of any Person means any equity interest of such Person
      -----------------
that by its terms or otherwise, absolutely, contingently or otherwise, is or may be required to be redeemed or repurchased by such Person or is or may become redeemable or repurchasable at the option of the holder thereof at any time.

     "Registrable Shares" has the meaning set forth in the Investor Rights
      ------------------
Agreement.

     "Related Persons" means, as to any Person, (i) any Affiliate of such Person
      ---------------
(other than a Company Party), (ii) any Entity (other than a Company Party) of which such Person or any of its Related Persons is a director, officer, partner, manager or other member of management with the power to direct the management and policies of such Entity, (ii) any Entity (other than a Company

Party) that is the issuer of any equity interests of any class or series beneficially owned by such Person or any of its Related Persons which represent 10% or more of all outstanding equity interests of that class or series, or
(iii) any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity. If such Person is a natural person, such Person's "Related Persons" shall also include such Person's parents, children, siblings and spouse, the parents and siblings of such Person's spouse and the spouses of such Person's children and any Entity (other than a Company Party), trust or estate with which any such relative of such Person has any relationship specified in clause (i), (ii) or
(iii) of the first sentence of this definition.

     "Remedies Exception" means (i) applicable bankruptcy, insolvency,
      ------------------
reorganization, moratorium, and other laws of general application, heretofore or hereafter enacted or in effect, affecting the rights and remedies of creditors generally, and (ii) the exercise, whether in an action or proceeding at law or in equity, of judicial or administrative discretion in accordance with general equitable principles, particularly as to the availability of the remedy of specific performance or other injunctive relief.

     "Reportable Event" has the meaning set forth in ERISA Section 4043.
      ----------------

     "Requirement of Law" means, as to any Person, the charter and bylaws or
      ------------------
other organizational or governing documents of such Person, and all federal, state and local laws, rules, regulations, Judgments or other determinations of an arbitrator, court or other Governmental Authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Rights" means, with respect to any Person, any subscription, option,
      ------
warrant, convertible or exchangeable security or other right, however denominated, to subscribe for, purchase or otherwise acquire any capital stock, other equity interest or other security of any class or series and of any issuer, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event or the satisfaction or happening of any other condition or contingency.

     "SCP Partnerships" means Sandler Capital Partners IV, L.P., a Delaware
      ----------------
limited partnership, and Sandler Capital FTE Partners, L.P., a Delaware limited partnership, or their respective successors.

     "Second Closing" has the meaning set forth in Section 2.03(c).
      --------------                               ---------------

     "Second Closing Date" has the meaning set forth in Section 2.03(c).
      -------------------                               ---------------

     "Second Closing Shares" has the meaning assigned to it in Section 2.03(a).
      ---------------------                                    ---------------

     "Second Closing Warrants" has the meaning set forth in Section 2.03(a).
      -----------------------                               ---------------

     "Second Closing Securities" means the collective reference to the Second
      -------------------------
Closing Shares and the Second Closing Warrants.

     "Second Purchasers" has the meaning set forth in Section 2.03(b).
      -----------------                               ---------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     "Series A Articles of Amendment" means the Articles of Amendment to the
      ------------------------------
Amended and Restated Articles of Incorporation of the Company setting forth a copy of the resolution adopted by the Board of Directors of the Company creating and authorizing the Series A Preferred Stock, as filed with the Secretary of State of the State of Colorado on or prior to the date hereof, in the form attached hereto as Exhibit B, or any successor provisions of the Corporation's
                   ---------
Articles of Incorporation.

     "Series A Preferred Stock" means the Series A Senior Convertible Preferred
      ------------------------
Stock, no par value, of the Company.

     "Subsidiary" means, when used with respect to any Person as of any time,
      ----------
any other Person as to which any of the following statements is true as of such time:

          (i) such second Person is an Affiliate of such first Person which is, directly or indirectly through one or more intermediaries, controlled by such first Person, or

          (ii) such first Person owns or controls, directly or indirectly through one or more intermediaries, 50% or more of the outstanding equity interests in such second Person having ordinary voting power to elect a majority of the members of the board of directors or joint venture, partnership or other management committee, trustees, managers or other Persons ordinarily having the power, authority or responsibility for managing or directing the management of such second Person, or

          (iii) such first Person, directly or indirectly through one or more intermediaries, is entitled under ordinary circumstances to 50% or more of the profits or losses of such second Person or to receive upon dissolution and liquidation of such second Person 50% or more of the assets available for distribution to the holders of equity interests in such second Person, and in the case of any of clauses (i), (ii) and (iii), disregarding any voting power, equity interests or other rights or interests which any Person other than the first Person or another Subsidiary of the first Person would or might have upon the happening of any contingency, the satisfaction of any condition or the occurrence of any event which has not happened, been satisfied or occurred as of such time.

     "Tax" means any federal, state, local, or foreign income, gross receipts,
      ---
license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or
      ----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, required to be filed under any statute, rule or regulation.

     "Third Party Claim" has the meaning set forth in Section 5.04 below.
      -----------------                               ------------

     "Transaction Documents" means this Agreement, each Joinder Agreement, the
      ---------------------
Investor Rights Agreement, the Series A Articles of Amendment, the Warrant Agreement, the Warrants and each other certificate, instrument or agreement executed and delivered by the Company or any of its Subsidiaries pursuant to or in connection with the transactions contemplated by any of the foregoing.

     "Transactions" means any and all of the transactions contemplated by this
      ------------
Agreement or any of the other Transaction Documents, including the issuance, sale and purchase of the Purchased Shares and the Warrants on the date hereof or at the Second Closing, the issuance and sale of Warrant Securities upon the exercise of any Warrants and the issuance and delivery of Conversion Securities upon the conversion of any Series A Preferred Stock.

     "Unaudited Financial Statements" has the meaning set forth in Section 3.09.
      ------------------------------                               ------------

     "Underlying Shares" means the collective reference to the Shares of Common
      -----------------
Stock issuable upon conversion of the Series A Preferred Stock in accordance with the Series A Articles of Amendment or upon exercise of the Warrants in accordance with the Warrant Agreement.

     "Warrant Agreement" means the Warrant Agreement, dated the date hereof,
      -----------------
between the Company and the several Purchasers, as it may be amended from time to time in accordance with its terms.

     "Warrant Certificate" means any certificate evidencing one or more Warrants
      -------------------
which may at any time or from time to time be outstanding in accordance with the terms of the Warrant Agreement.

     "Warrants" means the Warrants to purchase shares of Common Stock issued and
      --------
sold by the Company to, and purchased by, the several Purchasers pursuant to this Agreement and the Warrant Agreement.

     "Warrant Securities" has the meaning set forth in the Warrant Agreement.
      ------------------

      1.02     Certain Rules of Construction.  This Agreement is to be
               -----------------------------
interpreted in accordance with the following rules of construction:

     (i) Number and Gender.  All definitions of terms apply equally to both the
         -----------------
singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

     (ii) "Including," "Herein," Etc.  The words "include," "includes" and
           -------------------------
"including" are deemed to be followed by the phrase "without limitation". The words "herein", "hereof", and "hereunder" and words of similar import refer to this Agreement (including all Exhibits and Schedules) in its entirety and are not limited to any part hereof unless the context shall otherwise require. The word "or" is not exclusive and means "and/or."

     (iii)     Subdivisions and Attachments.  All references in this Agreement
               ----------------------------
to Articles, Sections, subsections, Exhibits and Schedules are, respectively, references to Articles, Sections and subsections of, and Exhibits and Schedules attached to, this Agreement, unless otherwise specified.

     (iv) References to Documents and Laws.  All references to any Transaction
          --------------------------------
Document are to it as amended, modified and supplemented from time to time in accordance with its terms. All references to (x) any other agreement or instrument or (y) any Requirement of Law, License or similar item are to it as amended and supplemented from time to time (and, in the case of a statute, law or regulation, to any corresponding provisions of successor statutes, laws or regulations), unless otherwise specified.

     (v) References to Days.  Any reference in this Agreement or a Transaction
         ------------------
Document to a "day" or number of "days" (without the explicit qualification "Business") is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next Business Day.

     (vi) Examples.  If, in any provision of any Transaction Document, any
          --------
example is given (through the use of the words "such as," "for example," "e.g."
                                                                          ---
or otherwise) of the meaning, intent or operation of any provision, such example is intended to be illustrative only and not exclusive.

     (vii)     Participation in Drafting.  The Parties and their respective
               -------------------------
legal counsel have participated in the drafting of this Agreement, and this Agreement will be construed simply and according to its fair meaning and not strictly for or against any Party.

     (viii)  Headings.  The table of contents and section headings contained in
             --------
          this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                                   ARTICLE II
                               PURCHASE AND SALE
                               -----------------

      2.01     Authorization of Securities.  Prior to the execution and delivery
               ---------------------------
of this Agreement, (i) the Company has duly (A) designated, created and authorized the Series A Preferred Stock and the issuance and sale of shares thereof pursuant to this Agreement and (B) authorized the Warrants and the issuance and sale thereof pursuant to this Agreement; and (ii) the Company and the Initial Purchasers have executed and delivered the Warrant Agreement.

      2.02     Initial Purchase.
               ----------------

     (a) Sale and Purchase.  Simultaneously with the execution and delivery of
         -----------------
this Agreement, the Company has issued and sold to the Initial Purchasers, severally and not jointly, and the Initial Purchasers have purchased from the Company, severally and not jointly, for an aggregate purchase price of $16,000,000, (i) a total of 640,000 shares of Series A Preferred Stock (the "Initial Purchased Shares") and (ii) Warrants each representing the right to acquire, initially, one share of Common Stock and representing, in the aggregate, the right to acquire, initially, 800,000 shares of Common Stock, in each case subject to adjustment in accordance with the Warrant Agreement (the "Initial Warrants"). The number of Initial Purchased Shares and the number of Initial Warrants purchased by each Initial Purchaser, and the aggregate purchase price paid by such Initial Purchaser therefor, are set forth on Exhibit A.
                                                                ---------

     (b) Delivery of Securities; Payment of Purchase Price.  The closing of the
         -------------------------------------------------
purchase and sale of the Initial Purchased Securities (the "First Closing") is taking place simultaneously with the execution and delivery of this Agreement at the offices of Gibson, Dunn & Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado (the date on which the First Closing occurs is referred to as the "First Closing Date"). Delivery of the Initial Purchased Securities purchased by each Initial Purchaser pursuant to this Agreement is being made at the First Closing by the Company delivering to such Initial Purchaser, against payment of the purchase price therefor, (i) a stock certificate or certificates, dated the date hereof, representing the number of Initial Purchased Shares purchased by such Initial Purchaser, with each such certificate being registered in the name of such Initial Purchaser and (ii) a Warrant Certificate or Warrant Certificates, dated the date hereof, representing the number of Initial Warrants purchased by such Initial Purchaser, with each such certificate being registered in the name of such Initial Purchaser. Payment by each Initial Purchaser of the agreed purchase price for the Initial Purchased Shares and Initial Warrants purchased by such

Initial Purchaser has been made by wire transfer (to the account of the Company previously designated by it in writing) and the Company hereby acknowledges receipt from each Initial Purchaser of payment in full.

      2.03     Second Purchase.
               ---------------

     (a) Sale and Purchase.  Subject to the terms and conditions contained in
         -----------------
this Agreement, on the Second Closing Date, the Second Purchasers shall purchase from the Company, and the Company shall issue and sell to the Second Purchasers, severally and not jointly, for an aggregate purchase price of $4,000,000, (i) a total of 160,000 shares of Series A Preferred Stock (the "Second Closing Shares") and (ii) Warrants, each representing the right to acquire, initially, one share of Common Stock, and representing, in the aggregate, the right to acquire, initially, 200,000 shares of Common Stock, subject to adjustment in accordance with the Warrant Agreement (the "Second Closing Warrants").

     (b) Assignment of Second Purchase Right and Obligation.  The SCP
         ---------------------------------------------------
Partnerships, in their discretion, may assign to one or more other Persons, the right and obligation to purchase all or such portion of the Second Closing Securities as the Initial Purchasers may determine in their discretion, subject to the following:

          (i) if any such Person to whom any such assignment is made is not an Initial Purchaser, such Person (a "Qualified Assignee") (A) shall be an Accredited Investor, (B) shall be an Affiliate of the SCP Partnerships, a general or limited partner of an SCP Partnership, an Affiliate of a general or limited partner of an SCP Partnership, a Person or an Affiliate of a Person that has previously made at least two prior co-investments with an SCP Partnership or one or more Affiliates of an SCP Partnership or some other institutional or private investor reasonably satisfactory to the Company, and (C) shall execute and deliver to the Company and the other Second Purchasers, at or prior to the Second Closing, a Joinder Agreement substantially in the form of Exhibit C hereto (a "Joinder Agreement");
                                  ---------

          (ii) each Second Securities Purchaser shall purchase Second Closing Securities having an aggregate purchase price of at least $1,000,000;

          (iii) the Second Closing Securities purchased by and sold to each Second Purchaser shall be in the proportion of one and one-quarter Warrants (initially representing the right to acquire one and one-quarter shares of Common Stock) for each share of Series A Preferred Stock purchased by and sold to such Second Purchaser, with the purchase price payable for any such combination of one share of Series A Preferred Stock and one and one-quarter Warrants being equal to Twenty-Five Dollars.

Not later than the second Business Day before the Second Closing Date, the SCP Partnerships shall deliver to the Company a written notice that (i) identifies each Second Purchaser and (ii) states the number of Second Closing Shares and Second Closing Warrants to be purchased by each Second

Purchaser and the purchase price payable therefor. If no such notice is given by such second Business Day, then the Second Purchasers shall be the SCP Partnerships, and the number of Second Closing Shares and Second Closing Warrants to be purchased by and sold to each shall be in the same proportions as the Initial Shares and Initial Warrants purchased by and sold to them pursuant to Section 2.02. If any Person named in such notice, other than an SCP
   ------------
Partnership, shall fail to deliver its Joinder Agreement prior to the Second Closing or, having done so shall default in its obligation to purchase Second Closing Securities, or if the condition stated in clause (ii) of Section 2.03(d)
                                                                 ---------------
or in clause (i) of Section 2.03(f) is not satisfied with respect to any such
                    ---------------
Second Purchaser, then the SCP Partnerships shall (on the terms and subject to the conditions contained in this Section 2.03) purchase, and the Company shall
                                 ------------
issue and sell to the SCP Partnership's (in the same proportions as the Initial Shares and Initial Warrants purchased by and sold to them pursuant to Section
                                                                      -------
2.02), the Second Closing Securities allocated to such Person. As used in this
----
Agreement, the term "Second Purchaser" shall mean each purchaser of Second Closing Securities determined in accordance with the foregoing provisions of this Section 2.03(b).
     ---------------

          (c) Second Closing. The closing of the purchase and sale of the Second
              --------------
Closing Securities (the "Second Closing") shall take place at the offices of Gibson, Dunn & Crutcher LLP, 1801 California Street, Suite 4100, Denver, Colorado, at 10:00 A.M., Denver time, on March 31, 1999, or such later time or date upon which all conditions to the Second Closing have been satisfied (or waived by the appropriate party). (The date on which the Second Closing occurs is referred to as the "Second Closing Date.") Delivery of the Second Closing Securities purchased by each Second Purchaser pursuant to this Agreement shall be made at the Second Closing by the Company delivering to such Second Purchaser, against payment of the purchase price therefor, (i) a stock certificate or certificates, dated the Second Closing Date, representing the number of Second Closing Shares purchased by such Second Purchaser, with each such certificate being registered in the name of such Second Purchaser and (ii) a Warrant Certificate or Warrant Certificates, dated the Second Closing Date, representing the number of Second Closing Warrants purchased by such Second Purchaser, with each such certificate being registered in the name of such Second Purchaser, against payment by such Second Purchaser of the purchase price for such Second Closing Shares and Second Closing Warrants (determined consistently with Section 2.03(b) above) purchased by such Second Purchaser by
                  ---------------
wire transfer to the account of the Company designated by it in a written notice given at least two Business Days prior to the Second Closing Date.

          (d) Conditions of Each Party.  The obligation of the Company and each
              ------------------------
Second Purchaser to consummate the sale and purchase of the Second Closing Securities as contemplated by this Agreement is subject to the satisfaction of the following conditions, any of which may be waived in writing by the Company and the Second Purchasers:

          (i) Proceedings Not Restrained.  No order or injunction shall have
              --------------------------
been issued by a court of competent jurisdiction preventing the consummation of the transactions contemplated hereby, and no action, suit, proceeding or investigation shall have been instituted or threatened that seeks to restrain, restrict or prohibit or impose substantial penalties or damages with respect to (or any other materially adverse relief or remedy in connection with) such transactions.

          (ii       Purchase Permitted By Applicable Laws.  The purchase and
                    -------------------------------------
sale of the Second Closing Securities to be purchased at the Second Closing by the Second Purchasers on the terms and conditions herein provided (including the application of the proceeds therefrom by the Company) shall not violate any applicable Requirement of Law.

          (e) Conditions of Each Second Purchaser.  The obligation to purchase
              -----------------------------------
and pay for the Second Closing Securities to be purchased by the Second Purchasers at the Second Closing Date as contemplated by this Agreement is several and not joint and is subject to the satisfaction, on or before the Second Closing Date, of the following conditions, any of which may be waived in writing by the Second Purchasers:

               (i) Certain Documents.  In addition to the stock certificates and
                   -----------------
     Warrant Certificates required by Section 2.03(c), the Second Purchasers
                                      ---------------
     shall have received the following, each dated the Second Closing Date (except as otherwise specified below):

                    (A) a certificate of the Secretary or an Assistant Secretary of the Company certifying (x) the names and signatures of the officers of the Company authorized to sign the certificates and other documents to be delivered by the Company on the Second Closing Date and (y) that the conditions contained in subdivisions (ii), (iii) and (iv) of this

          Section 2.03(e) and, to the knowledge of the Company, subdivision (i)
          ---------------
          of Section 2.03(d), have been satisfied ;
             ---------------

                    (B) a certificate of the chief executive officer of the
               Company and the Secretary of the Company (x) attaching copies, certified by such officers as true and complete, of the resolutions of the Board of Directors of the Company in connection with the authorization and approval of the execution, delivery and performance of the Transaction Documents and consummation of the Transactions and of all other documents evidencing all necessary corporate action taken in connection therewith, (y) attaching copies, certified by such officers as true and complete, of the Amended and Restated Articles of Incorporation and By-laws of the Company and of the Series A Articles of Amendment, each as amended through the Second Closing Date, and (z) which includes a representation by such officers that the copies of the Articles or Certificate of Incorporation and By-Laws or other organizational documents of each Subsidiary of the Company, as previously provided to the Initial Purchasers, are true and complete in all respects;

                    (C) A favorable opinion of Gibson, Dunn & Crutcher LLP, counsel to the Company, substantially in the form and to the effect of the opinion of such firm rendered to the Initial Purchasers at the First Closing.

               (ii) Representations and Warranties; No Default.  The
                    ------------------------------------------
     representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on and as of the Second Closing Date with the same force and effect as if they had been made on and as of the Second Closing Date (and as if each reference to the First Closing Date in the introductory paragraph of Article III was a reference to the Second
                                   -----------
     Closing Date), except to the extent of changes caused by the consummation of the transactions contemplated hereby; each of the Series A Articles of Amendment, the Investor Rights Agreement and the Warrant Agreement shall be in full force and effect; and the Company shall have performed and complied with all agreements, covenants and obligations contained in this Agreement, the Series A Articles of Amendment, the Investor Rights Agreement and the Warrant Agreement that are required to be performed or complied with by it on or before the Second Closing.

               (iii)  No Material Adverse Change.  During the period from the
                      --------------------------
     date of this Agreement through the Second Closing Date, the Company shall have operated its business only in the Ordinary Course of Business and there shall not exist or have occurred any condition, event or state of facts that has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the Ordinary Course of Business.

               (iv) Absence of Certain Events.   No Sale of the Company (as
                    -------------------------
     defined in Exhibit B), no Reorganization Event (as defined in Exhibit B)
                ---------                                          ---------
     and no action or event shall have been taken or shall have occurred which has or would result in any adjustment under Section 10 of the Series A Articles of Amendment or Article III of the Warrant Agreement. Since the time immediately after the First Closing, there shall have been no change in the capitalization of the Company other than changes resulting from any exercises of Existing Rights (as defined in Exhibit B).
                                                 ---------

          (f) Company's Conditions.  The Company's obligation to issue and sell
              --------------------
the Second Closing Securities to be sold to and purchased by the Second Purchasers at the Second Closing Date as contemplated by this Agreement is subject to the satisfaction of the conditions, which may be waived in writing by the Company, that (i) the representations and warranties contained in Article IV of this Agreement (except Section 4.10, unless such Second Purchaser is MJM
                          ------------
Associates) shall be true and correct in all material respects on and as of the Second Closing Date with respect to each Second Purchaser as if each reference therein to "such Initial Purchaser" were to such Second Purchaser, each reference to the "Initial Securities" were to the Purchased Securities being acquired by such Second Purchaser at the Second Closing and each reference to the "Initial Closing" were a reference to the Second Closing, and the Company shall have received a certificate to that effect signed by such Second Purchaser; and (ii) no action shall have been taken by the Initial Purchasers which would cause the sale to the Second Purchasers to be other than exempt under the Securities Act.

          (g) Covenant Regarding Closing Conditions; Covenant of Company
              ----------------------------------------------------------
Regarding Adjustment Events.  Each party hereto covenants to the other parties
---------------------------
to exercise its reasonable efforts to perform, comply with, and otherwise satisfy each of the conditions to the Second Closing to be satisfied by such party hereunder. The Company covenants to and agrees with the Initial Purchasers that, from the date hereof through the first to occur of the Second Closing Date or the date of termination of this Section 2.03 pursuant to Section 2.03(h), the Company shall
                    ------------             ---------------
not take, consummate, approve or authorize any action or transaction that results or (with the passage of time or otherwise) would result in any adjustment pursuant to Section 10 of the Series A Articles of Amendment or
Article III of the Warrant Agreement.

          (h) Termination.  This Section 2.03 may be terminated at any time
              -----------        ------------
prior to the Second Closing:

               (i) by mutual consent of the Company and the Initial Purchasers;
or

          (ii       by the Company or the Initial Purchasers, by written notice to the other(s), if the Second Closing shall not have occurred on or before March 31, 1999, unless the failure of the Second Closing to occur by such date shall be due to the failure to perform or observe the covenants and agreements hereunder of the Company, if the Company is the party seeking to terminate this

Section 2.03, or of any Initial Purchaser, if the Initial Purchasers are the
------------
parties seeking to terminate this Section 2.03.
                                  ------------

In the event of termination of Section 2.03 pursuant to this Section 2.03(h),
                               ------------                  ---------------
Section 2.03 shall forthwith become void and have no effect, and no party shall
------------
have any liability of any nature whatsoever under such Section, or in connection with the transactions contemplated thereby, except that a termination shall not relieve or release any party from any liabilities or damages arising out of its breach of any provision of this Agreement.

      2.04     Use of Proceeds.  The Company covenants to and agrees with the
               ---------------
Purchasers that it shall use all proceeds of the sale of Purchased Shares for working capital and capital expenditures as provided in the Company's 1999 business plan heretofore approved by the Company's Board of Directors.

                                  ARTICLE III
                    COMPANY REPRESENTATIONS AND WARRANTIES
                     ---------------------------------------

     The Company (i) represents and warrants to each Purchaser that each of the statements set forth in Sections 3.01 through 3.29, inclusive, other than
                        -------------         ----
Section 3.04(b) was true and correct in all respects immediately prior to the
---------------
First Closing, and (ii) represents and warrants to and covenants and agrees with each Purchaser that each of such statements (other than that set forth in subsection (a) of Section 3.04), and the statement set forth in Section 3.04(b),
           ---    ------------                                  ---------------
shall be, after giving effect to all of the Transactions being consummated on the First Closing Date, true and correct in all respects immediately after the First Closing with the same force and effect as if made at and as of such time, in each case, except as set forth in the disclosure schedule delivered by the Company to the Purchasers on the date hereof (the "Disclosure Schedule"). Such representations, warranties, covenants and agreements have constituted a material inducement to each Purchaser to enter into this Agreement, to enter into the other Transaction Documents to which it has become a party, to purchase the securities purchased by it pursuant hereto and to consummate the other Transactions.

The Disclosure Schedule is arranged in sections corresponding to the lettered and numbered sections in this Agreement which require the disclosure. Any matter disclosed in one section of the Disclosure Schedule may be cross-referenced in other sections of the Disclosure Schedule, and upon such cross-referencing shall be deemed disclosed for all purposes of the section of the Disclosure Schedule in which such cross-reference is contained.

      3.0 Certain Representations and Warranties Regarding the Transactions.
          -----------------------------------------------------------------

     (a) Authorization of Transactions.  The Company has full power and
         -----------------------------
authority to execute and deliver this Agreement and each other Transaction Document and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document have been duly authorized by the Board of Directors of the Company and by all other necessary corporate action on the part of the Company. Each of this Agreement and each other Transaction Document to which the Company is a named party has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Remedies Exception. The Company is not required to give any notice, declaration, report or statement to, make any filing with, or obtain any authorization, consent, declaration or approval of any Governmental Authority or any other Person in connection with the execution, delivery or performance by the Company or any of its Subsidiaries of this Agreement or any other Transaction Document or the consummation of the Transactions or in order to preclude any termination, suspension, modification or impairment of any of the Company Contracts or any legal or contractual right, privilege, license or franchise which is included in the Assets.

     (b) Filing of Series A Articles of Amendment. All actions necessary in
         ----------------------------------------
order to duly and validly authorize and designate the Series A Preferred Stock and authorize and create the Warrants, including all necessary corporate action on the part of the Company and its stockholders and the filing with the Colorado Secretary of State of the Series A Articles of Amendment, have been taken and the Series A Articles of Amendment in the form attached hereto as Exhibit B and the Warrant Agreement are each in full force and effect and have not been amended, modified or supplemented.

     (c) Brokers' Fees.  Neither the Company nor any of its Subsidiaries has any
         -------------
liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Transactions, except for a fee of 2% of the total proceeds due to Janco Partners, four-fifths of which will be paid on the First Closing Date and the balance of which will be paid the Second Closing Date.

     (d) Offerees.  None of the Company Parties, their respective directors and
         --------
officers, their respective Affiliates or any Person acting as agent for or on behalf of any of the Company Parties has, directly or indirectly, sold, offered for sale, or solicited offers to buy any of the Purchased Securities or other securities of the Company so as to bring the offer, issuance or sale of the Purchased Securities as contemplated by this Agreement within the registration requirements of Section 5 of the Securities Act, or within the registration or qualification requirements of any "blue sky" or securities laws of any state or other jurisdiction. Assuming the Purchasers are Accredited Investors, the offering, issuance and sale of the Purchased Securities are exempt from the registration provisions of the Securities Act; provided, that no representation or warranty is made regarding
                --------
the activities of Michael J. Marocco.

      3.0 Organization, Qualification, and Corporate Power.  The Company is a
          ------------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado. Each of its Subsidiaries is a limited liability company or a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company Parties is duly authorized, qualified and licensed and is in good standing to conduct business under the laws of each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or license necessary, except in such jurisdictions where the lack of such qualification or license or the failure to be in good standing would not have a Material Adverse Effect. Each jurisdiction in which the Company or any of its Subsidiaries is authorized to conduct business is identified in the Disclosure Schedule. Each of the Company Parties has full corporate power and authority to carry on the businesses in which it is engaged as such businesses are now being conducted and to own, lease and use the properties currently owned, leased and used by it. The Disclosure Schedule lists the directors and officers of the Company and the managers or directors and officers, as the case may be, of each of its Subsidiaries. The Company has made available to the Purchasers true, correct and complete copies of the charter and bylaws or other operational documents of each of its Subsidiaries (in each case as amended to date).

      3.0 Terms, Validity, Etc.  The Company has delivered to the Purchasers
          ---------------------
true and complete copies of its Certificate of Incorporation and By-Laws as in effect on the date hereof. The Purchased Shares and the Warrants, when issued as provided herein, and the Underlying Shares, when issued upon conversion of Series A Shares in accordance with the Series A Articles of Amendment or the exercise, conversion or exchange of Warrants in accordance with the Warrant Agreement, will be duly authorized, validly issued, fully paid and nonassessable, free and clear of any Lien, restriction or claim, other than any restriction on transfer under applicable Federal and State securities laws, and with no personal liability attaching to the ownership thereof, and the holder thereof will have the respective rights, preferences and privileges, and will be subject only to the applicable limitations and restrictions, provided in the Company's Certificate of Incorporation (including the Series A Articles of Amendment), the Warrant Agreement and the other Transaction Documents.

      3.0 Capitalization.
          --------------

          (a) Immediately prior to the First Closing, the authorized and issued capital stock of the Company consisted solely of (i) 100,000,000 authorized shares of Common Stock, of which 27,920,704 shares were issued and outstanding, all Persons owning of record greater than 5% of the outstanding shares are named in the Disclosure Schedule and no shares were held in treasury, and (ii) 1,000,000 authorized shares of "blank-check" Preferred Stock, none of which was designated, issued or outstanding, except for 800,000 unissued shares designated as Series A Preferred Stock.

As of such time, except as set forth in the Disclosure Schedule, (i) no shares of capital stock of the Company of any class or series were reserved for issuance except for the shares of Common Stock issuable upon conversion of the Purchased Shares or exercise of the Warrants; and (ii) other than pursuant to certain provisions of the Transaction Documents, there were no voting trusts or other Contracts, arrangements or understandings to which the Company was a party or by which it was bound or of which the Company had knowledge that directly, indirectly, absolutely or contingently, related to the issuance, ownership, pledge, transfer, purchase, redemption or repurchase, voting or registration under the Securities Act of, or any restrictions with respect to, any shares of authorized, issued, or outstanding capital stock of the Company of any class or series. No Redeemable Equity of the Company is authorized, issued or outstanding.

          (b) Immediately after the First Closing and after giving effect to the issuance of the Preferred Shares and the Warrants, the statements in Section
                                                                     -------
3.04(a) shall be true, accurate and complete, except that the Initial Purchased
-------
Shares and the Initial Warrants will be outstanding.

          (c) Except as set forth in the Disclosure Schedule there are no outstanding or authorized Rights or other Contracts, commitments, arrangements or understandings that could require the Company to issue, sell, or otherwise cause to become outstanding any shares of its capital stock, or stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. No capital stock or other securities of the Company have been, and the Purchased Securities are not being, and the Underlying Shares, when issued upon conversion of the Series A Shares or exercise of the Warrants, as the case may be, will not be, issued in violation of any preemptive rights. The Company has duly reserved 5,000,000 shares of Common Stock for issuance upon conversion, exercise or exchange of the Purchased Shares and the Warrants. None of the issuance or sale of the Securities, any future conversion, exercise or exchange of any Series A Share or Warrant, nor any future adjustments in the number of shares of Common Stock or the kinds or amounts of other securities or property deliverable upon exercise, conversion or exchange of the Warrants or conversion of Series A Shares or in the amount of consideration payable by holders upon such exercise or conversion shall (i) give any Person any preemptive right or any similar or other right to subscribe for, purchase or otherwise acquire any of the Purchased Securities, any Warrant Securities, any Conversion Securities, any other shares of capital stock of the Company of any class or series or any Rights with respect thereto or any other securities of the Company or (ii) result in any adjustments in the number of shares of Common Stock or the kinds or amounts of other securities or property deliverable upon exercise of the Existing Rights or in the amount of consideration payable by the holders thereof upon such exercise.

      3.05 Indebtedness.  The Disclosure Schedule contains a list of all
           ------------
outstanding loan or credit agreements, notes, bonds, mortgages, indentures and other similar agreements and instruments pursuant to which the Company or any of its Subsidiaries has borrowed money (other than purchase money indebtedness and indebtedness for money borrowed by a Subsidiary from the Company, in each case incurred in the Ordinary Course of Business) in excess of $250,000, and the respective amounts of principal and accrued and unpaid interest outstanding thereunder as of a recent date.

      3.0 Noncontravention.  Neither the execution, delivery or performance of
          ----------------
this Agreement or any other Transaction Document, nor the consummation of any of the Transactions does or will (i) violate any Requirement of Law or Judgment to which the Company, any of its Subsidiaries or any of the Assets is subject or bound, or any provision of the charter or bylaws of the Company or of the charter, bylaws, operating agreement or other organizational document of any of its Subsidiaries, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any Company Contract or any legal or contractual right, privilege, License or franchise which is included in the Assets, or result in the imposition of any Lien upon any of the Assets, except where any such violation, conflict, breach, default, right to accelerate, terminate, modify or cancel, or require a notice or result in the imposition of a Lien would not have a Material Adverse Effect. Assuming that the respective representations and warranties of the Purchasers contained herein are true, neither the Company nor any of its Subsidiaries is required to give any notice, declaration, report or statement to, make any filing with, or obtain any authorization, consent, declaration or approval of any Governmental Authority or other third party in connection with the execution and delivery by the Parties of, or the consummation of the Transactions or in order to preclude any termination, suspension, modification or impairment of any of the Company Contracts or any material legal or contractual right, privilege, License or franchise which is included in the Assets.

      3.0 Subsidiaries.  The Disclosure Schedule sets forth for each Subsidiary
          ------------
of the Company (i) its name and jurisdiction of organization, (ii) its form of organization and capital structure, and (iii) the capital stock or membership or other equity interests held by the Company in such Subsidiary. The Company holds of record and owns beneficially all of the outstanding shares of capital stock or other equity or ownership interests in each of its Subsidiaries, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws or as disclosed on the Disclosure Schedule), Taxes, Liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands of any nature whatsoever. Except as set forth on the Disclosure Schedule there are no outstanding or authorized Rights, Contracts, arrangements or understandings that could require the Company or any of its Subsidiaries to sell, transfer, or otherwise dispose of any equity or ownership interest in any of its Subsidiaries or that could require any Subsidiary of the Company to issue, sell, or otherwise cause to become outstanding any of its own shares of capital stock or membership or other equity or ownership interests or any shares of capital stock or membership or other equity or ownership interests in any other Subsidiary. There are no (i) authorized or outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to or Redeemable Equity of, any Subsidiary of the Company or (ii) voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock, membership interest or other equity or ownership interests of any such Subsidiary. Except as set forth in the Disclosure Schedule, none of the Company Parties controls directly or indirectly or has any direct or indirect equity participation or other investment in any Person which is not a Subsidiary.

      3.0 Corporate Records.  The minute books or similar records of the Company
          -----------------
and each of its Subsidiaries have been made available to the Purchasers, contain true and complete records in all material respects of all meetings of, or written consents in lieu of meetings executed by, the respective boards of directors (and all committees thereof) and shareholders or other equity owners of the Company and each such Subsidiary. All material actions and transactions taken or entered into by the Company or any such Subsidiary and requiring action by its Board of Directors (or Persons performing similar functions for any non-corporate Subsidiary) or shareholders or other equity owners have been duly authorized or ratified as necessary and are evidenced in such minute books; except where the failure of such authorization, ratification or evidence in the minute book would not have a Material Adverse Effect. The stock certificate books and stock records of the Company and each such Subsidiary, as made available to the Purchasers, are true and complete.

      3.0 Financial Statements.
          --------------------

          (a) The Company has delivered true, accurate and complete copies of the following financial statements (collectively the "Financial Statements"):
(i) audited consolidated balance sheets and statements of operations, shareholders' equity and cash flows, including the notes thereto, as of and for the year ended December 31, 1997 for the Company and its Subsidiaries; and (ii) unaudited consolidated balance sheets and statements of operation, shareholders' equity and cash flows as of and for the year ended December 31, 1998 for the Company and its Subsidiaries (the "Unaudited Financial Statements"). The Financial Statements (including the notes thereto) present fairly the financial position of the Company and its Subsidiaries as of such dates and the results of operations and cash flows of the Company and its Subsidiaries for such periods in conformity with GAAP applied on a consistent basis throughout the periods covered thereby; provided, however, that the Unaudited Financial Statements are
                 --------  -------
subject to normal year-end adjustments, none of which will be material in nature or amount, and lack footnotes.

          (b) There are no unfulfilled contractual obligations for capital expenditures of any Company Party which are not reflected in the Unaudited Financial Statements.

          (c) The books of account of each Company Party are true, accurate and complete in all material respects, have been maintained in accordance with good business practices and fairly reflect all of the properties, Assets, liabilities and transactions of each Company Party in accordance with GAAP consistently applied. The Financial Statements and books and records, do not, because of the provision of services or the bearing of costs and expenses by any Affiliate of the Company or for any other reason, understate the true costs and expenses of conducting the businesses of the Company Parties.

      3.1 Events Subsequent to Most Recent Fiscal Period End.  Except as
          --------------------------------------------------
disclosed in the Disclosure Schedule, since the date of the Balance Sheet, there has not been any Material Adverse Effect and each Company Party has conducted its business and affairs in the Ordinary Course of Business. Without limiting the generality of the foregoing, since the date of the Balance Sheet:

          (a) none of the Company Parties has sold, leased, transferred, or assigned any of its Assets, other than (i) immaterial Assets or (ii) Assets sold, leased, transferred or assigned in the Ordinary Course of Business;

          (b) none of the Company Parties has entered into any agreement, Contract or license (or series of related Contracts) involving more than $250,000 and outside the Ordinary Course of Business;

          (c) none of the Company Parties has accelerated, terminated (other than upon the expiration of its term), modified, or canceled any Contract (or series of related Contracts) outside of the Ordinary Course of Business and involving more than $250,000 to which the Company or any of its Subsidiaries is or was a party or by which it is or was bound;

          (d) none of the Company Parties has imposed or suffered to exist any Lien upon any of the Assets, other than Permitted Liens;

          (e) none of the Company Parties has purchased, leased or acquired any Assets or made any capital or operating expenditure (or series of related capital or operating expenditures), capital addition or improvement, in either case, outside of the Ordinary Course of Business and involving more than $250,000;

          (f) none of the Company Parties has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) involving more than $250,000 and outside the Ordinary Course of Business;

          (g) none of the Company Parties has issued any note, bond or other debt security or Redeemable Equity or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligations involving more than $250,000 singly or $500,000 in the aggregate (other than purchase money indebtedness and indebtedness for money borrowed by a Subsidiary from the Company, in each case incurred in the Ordinary Course of Business);

          (h) there has been no change made or authorized in the charter or bylaws of the Company or in the charter, bylaws, operating agreement or other organizational documents of any of its Subsidiaries (except for the designation of the Series A Preferred Stock);

          (i) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash, securities, property or otherwise) or redeemed, purchased, or otherwise acquired any of its capital stock, or granted any Rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (j) none of the Company Parties has experienced any damage, destruction, or loss (whether or not covered by insurance) to any material amount of its Assets;

          (k) none of the Company Parties has made any loan to, or entered into any other transaction with or for the benefit of, any of the Company's stockholders, directors, officers, or employees outside the Ordinary Course of Business involving more than $25,000;

          (l) none of the Company Parties has discharged or satisfied any Lien, or paid, canceled, compromised or otherwise satisfied any obligation, indebtedness or Liability (absolute or contingent) other than the payment in the Ordinary Course of Business of current Liabilities shown on the Balance Sheet or incurred since the date thereof in the Ordinary Course of Business;

          (m) none of the Company Parties has (A) increased the rate of compensation payable or to become payable by it to any of its officers, directors, or agents, except for increases in the Ordinary Course of Business or required under the terms of employment agreements, or (B) granted, made or accrued any bonus, incentive compensation, service award or other like benefit, contingently or otherwise, to or for the credit of any of its officers, directors, or agents, other than in the Ordinary Course of Business, or made any employee welfare, pension, retirement, profit sharing or similar payment except pursuant to regularly scheduled payments required pursuant to the existing plans and arrangements described in the Disclosure Schedule or (C) paid or granted any right to receive any severance or termination pay to any officer, director, or agent;

          (n) except as disclosed in the Financial Statements none of the Company Parties has made any material change in any method of accounting or any accounting practice; and

          (o) none of the Company Parties has entered into any Contract to do any of the foregoing.

      3.11 Undisclosed Liabilities.  To the Company's Knowledge, (i) none of the
           -----------------------
Company Parties has any Liability or other obligation which, singly or in the aggregate, would be required to be reflected or reserved against in a balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP and
(ii) there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them which if asserted could result in any such Liability or other obligation which, singly or in the aggregate, would be required to be reflected or reserved against in a balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP, except for (x) Liabilities set forth on the face of the Balance Sheet (rather than in any notes thereto), (y) Liabilities which have arisen after the date of the Balance Sheet in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of Contract, tort, infringement, or violation of law) and (z) Liabilities that do not have Material Adverse Effect on the Company Parties.

      3.1 Legal Compliance.  Each of the Company Parties has complied in all
          ----------------
respects with all applicable Requirements of Law and Judgments, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply except to the extent that such failure would not have a Material Adverse Effect.

      3.1 Tax Matters.
          -----------

          (a) Each of the Company Parties has filed on a timely basis all Tax Returns that it was required to file on or prior to the date hereof. All such Tax Returns were, when filed, correct and complete in all material respects.
All Taxes owed by the Company Parties (whether or not shown on any Tax Return) have been paid or accrued. None of the Company Parties is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by a Governmental Authority in a jurisdiction where any of the Company Parties does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the Assets that arose in connection with any failure (or alleged failure) to pay any Tax.

          (b) Each Company Party has withheld and paid to the proper Governmental Authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (c) There is no dispute or claim concerning any Tax Liability of the Company or any of its Subsidiaries either (i) claimed or raised by any Governmental Authority in writing or (ii) to the Company's knowledge, based upon personal contact by any officer or employee of the Company or any of its Subsidiaries with any agent of any Governmental Authority. The Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit.

          (d) None of the Company Parties has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (e) None of the Company Parties has filed a consent under Code Section 341(f) concerning collapsible corporations. None of the Company Parties has made any payments, is obligated to make any payments, nor is a party to any agreement that under certain circumstances could obligate it to make any payments, that will not be deductible under Code Section 280G. None of the Company Parties is a party to any Tax allocation or sharing agreement which will not be terminated effective as of the First Closing. None of the Company and nor its Subsidiaries has been a member of an Affiliated Group filing a consolidated federal income Tax Return other than a group the common parent of which was the Company.

          (f) None of the Company Parties has any liability for the Taxes of any Person other than another Company Party under Reg. Section 1.1502-6 (or any similar provisions of state, local, or foreign law, as a transferee or successor, by contract or otherwise).

      3.1 Real Property.
          -------------

          (a) The Disclosure Schedule identifies all real property as to which the Company or any of its Subsidiaries is the fee owner or the lessee under a lease described in Section 3.14(e).
                   ---------------

          (b) To the Company's Knowledge there are no pending actions or proceedings (including condemnation proceedings) concerning any such real property that, if adversely determined to the Company or its Subsidiaries, can reasonably be expected to have a Material Adverse Effect and, to the Company's knowledge, no such action or proceeding has been threatened.

          (c) None of the Company Parties has received any written notice from any city, village or Governmental Authority requiring the correction of any condition with respect to any Property by reason of a violation or alleged violation of any applicable law or regulation which, if not cured, could reasonably be expected to have a Material Adverse Effect, other than notices with respect to violations or alleged violations that have been cured.

          (d) The Company has made available to the Purchasers complete copies of any third party reports that are in the Company's possession or control, have been prepared within the last two years, and relate to the physical or environmental condition of any of the real property owned, leased or occupied by the Company or any of its Subsidiaries (the "Environmental Studies").
                                             ---------------------

          (e) The Disclosure Schedule contains a list of all leases or other Contracts or arrangements pursuant to which real property is leased to or otherwise occupied or used by any Company Party requiring payments in excess of $500,000 per year. With respect to each such Contract:

          (i) if written, the Company has provided the Purchasers with true, correct and complete copy thereof, as in effect and as amended or modified or agreed to be amended or modified;

          (ii) such Contract is in full force and effect and is legal, valid, binding and enforceable against the parties thereto, subject to the Remedies Exception; and

          (iii) neither the Company nor any of its Subsidiaries is in default in its obligations to pay rent under such Contract and to the Company's knowledge, neither the Company nor any of its Subsidiaries nor any other party thereto is in default in any of its other material obligations thereunder.

          (f) No Company Party nor, to the Company's knowledge, any owner of any real property owned, leased or occupied by the Company or any of its Subsidiaries has received any outstanding written notice from any governmental agency or official regarding any actual or alleged material violation of Environmental, Health, and Safety Laws relating to such property or its occupancy or use by the Company or any of its Subsidiaries and arising under Environmental,

Health, and Safety Laws, which if adversely determined to the Company, any of its Subsidiaries or such owner, as the case may be, and if not cured could reasonably be expected to have a Material Adverse Effect.

          (g) Except as described in the Environmental Studies, each of the Company Parties has complied and is in compliance, in each case in all material respects, with all Environmental, Health, and Safety Laws and has obtained, has complied, and is in compliance with, in each case in all material respects, all permits, Licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Laws for the occupation of its facilities and the operation of its businesses, in each case where noncompliance could reasonably be expected to have a Material Adverse Effect.

      3.1 Intellectual Property.
          ---------------------

          (a) The Company is the sole and exclusive owner of all Intellectual Property listed in the Disclosure Schedule. The Company has rights to use all Intellectual Property material to its Business or has readily available substitutes for such Intellectual Property.

          (b) Each of the Company Parties owns or has adequate rights to use (in the manner and to the extent presently used) all of the Intellectual Property used in the operation and conduct of its business as presently or proposed to be conducted, without, to the Company's knowledge, any material conflict or claim of conflict with the rights of others. None of such Intellectual Property is subject to any outstanding Judgment restricting the use thereof by the Company or any of its Subsidiaries.

          (c) To the knowledge of the Company, (i) none of the Company Parties has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties and (ii) no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company Parties.

          (d) No Company Party is in material default in the payment of any royalties, license fees or other consideration to any owner or licensor of any Intellectual Property used in or necessary for the conduct of its business as now conducted and as proposed to be conducted or to any agent or representative of any such owner or licensor by reason of such Company Party's use thereof nor otherwise is in default in any material respect in the performance of any of its obligations to any such owner or licensor, and no such owner or licensor, nor any such agent or representative, has notified any Company Party in writing of any claim of any such default.

          (e) The Disclosure Schedule sets forth an accurate and complete list of the material Intellectual Property owned by the Company Parties.

      3.16 Licenses; Requirements of Law.  Each of the Company Parties possesses
           -----------------------------
all material authorizations, approvals, consents, licenses, permits, easements, certificates and other rights and permissions necessary to conduct its respective business and to own, lease and operate its respective properties as currently or proposed to be conducted, owned, leased or operated (collectively for all Company Parties, the "Licenses"). All of the Licenses are in full force and effect. The Company has no reason to believe that any of the Licenses will be revoked, canceled, rescinded, or not renewed in the ordinary course and on the same or more favorable material terms, other than any such revocation, cancellation, rescission, or non-renewal of any License which is not individually or in the aggregate with one or more other License(s), material to the business or operations of the Company and the Subsidiaries taken as whole. To the knowledge of the Company, there is not now pending any material complaint nor any basis for any such complaint, which might have any of the results referred to in the immediately preceding sentence. Each of the Company Parties is operating in all material respects in accordance with the terms of the Licenses. Each of the Company Parties is, and has conducted its business and affairs, in compliance with all applicable Requirements of Law, except where the failure to comply has not had and, insofar as reasonably can be foreseen, will not have a Material Adverse Effect.

      3.17 Title to Personal Property; Liens; Intangible Property.  Each Company
           ------------------------------------------------------
Party has good title to all of its properties which are not real property, free and clear of all Liens, other than Permitted Liens.

      3.18 Insurance.  The properties and operations of each Company Party are
           ---------
insured under various policies of general liability and other forms of insurance covering such risks as are usually insured against by reasonably prudent companies engaged in the businesses and activities in which such Company Party is engaged, in amounts which are customarily considered adequate in relation to the business and properties of such Company Party, and all premiums to date have been paid in full. No Company Party has been refused any insurance, nor has its coverage been limited, by an insurance carrier to which it has applied for insurance or with which it has carried insurance during the past five years.

      3.19 Absence of Certain Interests of Affiliated Parties.  Except as set
           --------------------------------------------------
forth in the Disclosure Schedule, no present or former stockholder, partner, director, officer or employee of any Company Party nor any of their Related Persons owns or has any proprietary, financial or other interest, direct or indirect, in whole or in part, in any Intellectual Property or any other material asset or property which any Company Party owns, possesses or uses in its business as now or proposed to be conducted, or is involved in any business arrangement or relationship with any Company Party which is material to the business and operations of the Company Parties. None of the present or former stockholders, partners, joint venturers, directors or officers of any Company Party or any Related Person of any of the foregoing is indebted to any Company Party, and no Company Party is indebted or has any other liability to any such Person, except (i) pursuant to the express terms of one or more Contracts identified in the Disclosure Schedule and (ii) liabilities to directors or officers for compensation for services in such capacity (or as employees) or to stockholders who are employees rendered since the end of the last calendar month.

      3.20 Contracts.  The Disclosure Schedule lists the following contracts and
           ---------
other agreements to or by which the Company or any of its Subsidiaries is a party or bound (the "Company Contracts"):

     (i) Contract with any present or former stockholder, director, officer, or consultant or any Related Person of such Person or for the employment of any such Person involving payments in excess of $200,000 per year, including any consultant or any oral contract with any such Person which is not terminable at will by the Company Party which is a party thereto without any payment of any kind and except for (x) employment contracts with stockholders who are employees of the Company, (y) the Company Plans and (z) Contracts exclusively between and for the benefit of and enforceable by Company Parties;

     (ii) Contract outside the Ordinary Course of Business for the future purchase of, or payment for, equipment, inventory, supplies, other goods or products or services having a total value or involving total payments or costs of $250,000 or more in any one case or in the aggregate for all Contracts which are related or which are with the same Person or group of affiliated Persons;

     (iii) Contract outside the Ordinary Course of Business continuing over a period of more than six months from the date hereof having a total value or involving total payments or costs of $250,000 or more in any one case or in the aggregate for all Contracts which are related or which are with the same Person or a group of affiliated Persons;

     (iv) distribution, dealer, representative or agency Contract outside the Ordinary Course of Business which, individually or together with one or more such Contracts which are related or are with the same Person or group of affiliated Persons, involve payments in excess of $250,000.

     (v) lease outside the Ordinary Course of Business under which any Company Party is either lessor or lessee of any real property or any material personal property having annual lease payments in excess of $250,000;

     (vi) note, debenture, bond or other security or evidence of indebtedness, equipment trust agreement, letter of credit agreement, loan agreement, pledge or security agreement, mortgage or other Contract pursuant to which any material contingent obligation (or any other Liability) in excess of $250,000 and outside the Ordinary Course of Business of any Company Party to any other Person or of any other Person to any Company Party was incurred or may be incurred in the future or otherwise relating to any such contingent obligation or other Liability;

     (vii) Except as provided in the Company's budget previously approved by the Company's board of directors, Contract for any capital expenditure or leasehold improvement outside the Ordinary Course of Business in excess of $250,000 per year in any single case or $500,000 per year in the aggregate for all cases;

     (viii) Contract, not otherwise disclosed (with sufficient specificity regarding the following), limiting or restraining any Company Party from engaging in any business or competing in any manner generally or in any specific geographic area or obligating any Company Party to present any business or other opportunity to any other Person or grant or offer to grant any other Person any participation or other interest in any business or other opportunity;

     (ix) Contract, not otherwise disclosed (with sufficient specificity regarding the following), pursuant to which any Person has a right of first refusal, a "tag-along" right or any similar right with respect to any proposed disposition by any Company Party of any equity interest in another Company Party or of any other property of such first Company Party;

     (x)    Contract with any labor union;

     (xi) bonus, pension, profit-sharing, retirement, stock purchase, stock option, deferred compensation, stock bonus, stock or equity appreciation plan, phantom stock or equity interest plan, death benefit, disability, insurance, medical reimbursement, fringe benefit plan, or similar plan, program or Contract in effect with respect to its employees or the employees of others, except for the Employee Benefit Plans;

     (xii) Except as otherwise disclosed, any Contract which provides for "golden parachute" or similar benefits;

     (xiii) Except as otherwise disclosed, any Material Contract outside the Ordinary Course of Business relating to the mortgaging, pledging or other placing of a Lien on any properties of any Company Party;

     (xiv) Except as otherwise disclosed, any Contract under which the consequences of a default or termination would have a Material Adverse Effect;

The Company has made available to the Purchasers a correct and complete copy of each written Contract (as amended to date) listed in the Disclosure Schedule. Each Contract required to be identified in the Disclosure Schedule is in full force and effect and, to the Company's knowledge, is the legal, valid and binding obligation of the parties thereto other than a Company Party and enforceable against such other parties in accordance with its terms, subject to the Remedies Exception.

      3.21 Litigation. The Disclosure Schedule sets forth each Judgment entered against or specifically relating to any of the Company Parties or any of the Assets. No Company Party is a party to or otherwise involved in or, to the Company's knowledge, is threatened to be made a party to or threatened to be involved in any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator which, individually or in the aggregate, would, if determined adversely, have a Material Adverse Effect.

      3.22  Employees.  Except as set forth in the Disclosure Schedule, none of
            ---------
the Company Parties is a party to or bound by any collective bargaining agreement, nor has any Company Party experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. None of the Company Parties has committed any unfair labor practice proscribed by any applicable Requirement of Law. Except as set forth in the Disclosure Schedule to the Company's Knowledge, there is no organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of any Company Party.

      3.23  Employee Benefits.
            -----------------

     (a) The Disclosure Schedule lists each Employee Benefit Plan that the Company or any of its Subsidiaries maintains or to which the Company or any of its Subsidiaries contributes, and in which employees or former employees of the Company or any of its Subsidiaries participates. Each Employee Benefit Plan required to be listed in the Disclosure Schedule (and each related trust, insurance contract or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable Requirements of Law. Except as set forth on the Disclosure Schedule, none of the Company Parties maintains any Employee Benefit Plan which is an Employee Pension Benefit Plan. The Company has made available to the Purchasers correct and complete copies of the plan documents and summary plan descriptions, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

     (b) With respect to each Employee Benefit Plan that any of the Company Parties or any ERISA Affiliate maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute:

          (i) To the knowledge of the Company, no Such Employee Benefit Plan which is an Employee Pension Benefit Plan has been completely or partially terminated or been the subject to a Reportable Event as to which notice would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or threatened.

          (ii) To the knowledge of the Company, there have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan that would have a Material Adverse Effect.

          (iii) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Company's knowledge, threatened, except where the action, suit, proceeding, hearing or investigation would not have a Material Adverse Effect.

          (iv) None of the Company Parties nor any ERISA Affiliate has incurred any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

     (c) None of the Company Parties nor any ERISA Affiliate contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

     (d) None of the Company Parties maintains nor ever has maintained nor contributes, nor ever has contributed, nor ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Part 6 of Title I of ERISA).

     (e) The Company Parties have complied with the applicable requirements of Parts 6 and 7 of Title I of ERISA with respect to any Employee Welfare Benefit Plan providing health benefits, except where such noncompliance would not have a Material Adverse Effect.

      3.24  Guaranties. Except as set forth in the Disclosure Schedule and
            ----------
except for guarantees of customer obligations to equipment lessors made in the Ordinary Course of Business, none of the Company Parties is a guarantor or co-borrower in respect of any Liability or obligation or is otherwise liable for any Liability or obligation (including indebtedness) of any other Person other than another Company Party.

      3.25  Availability of Documents. The Company has made available to the
            -------------------------
Purchasers copies of all documents, including all Contracts, insurance polices, leases, plans, instruments, and Licenses listed in the Disclosure Schedule or otherwise referred to herein. Such copies are true and complete and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder. The Company has delivered to the Purchasers, simultaneously with the First Closing, (i) a certificate, dated the date hereof, of the chief executive officer of the Company and the Secretary of the Company (A) attaching copies, certified by such officers as true and complete, of the resolutions of the Board of Directors of the Company in connection with the authorization and approval of the execution, delivery and performance of the Transaction Documents and consummation of the Transactions and of all other documents evidencing all necessary corporate action taken in connection therewith, (B) attaching copies, certified by such officers as true and complete, of the Amended and Restated Articles of Incorporation and By-laws of the Company and of the Series A Articles of Amendment, (C) which includes a representation by such officers that the copies of the Articles of Incorporation and By-Laws or other organizational documents of each Subsidiary of the Company, as previously provided to the Purchasers, are true and complete in all respects, and (D) setting forth the incumbency of the officer or officers of the Company who have executed and delivered this Agreement and each other Transaction Document, including therein a signature specimen of each such officer or officers; (ii) copies, certified by an officer of the

Company, of each Company Party's Articles of Incorporation or other organizational documents (including, in the case of the Company, the Series A Articles of Amendment), in each case as of the date of this Agreement, (iii) the results of such Lien and suits and Judgment searches previously requested by the Purchasers and performed by a company specializing in such searches and (iv) the opinion of counsel to the Company in the form previously agreed upon by the Company and the Purchasers. The Company covenants and agrees with the Purchasers that it shall deliver to the Purchasers, as promptly after the Initial Closing as the same may be obtained from the Colorado Secretary of State, a long form certificate of existence and good standing (including tax good standing) as to each Company Party, dated as of a recent date, of the Secretary of State of the State of Colorado of the jurisdiction of incorporation of such Company Party.

      3.26  Restrictions.  Other than the Indenture, none of the Company Parties
            ------------
is currently a party to or bound by any Contract, subject to any restriction of any nature under any of its charter or other organizational or constituent documents, subject to any Requirements of Law or subject to any Judgment which materially adversely affects or materially restricts or, so far as the Company can now reasonably foresee, may in the future have a Material Adverse Effect or materially restrict, the business, operations, properties, results of operations, prospects or condition (financial or otherwise) of such Company Party.

      3.27  Key Employees.  None of the officers or key employees of any Company
            -------------
Party, to the Company's knowledge, presently intends to terminate his or her employment by such Company Party.

      3.28  Other Agreements.  All representations and warranties of any Company
            ----------------
Party contained in any of the Transaction Documents other than this Agreement are accurate and complete in all material respects.

      3.29  Disclosure.  The representations and warranties contained in this
            ----------
Article III hereto) do not contain any untrue statement of a material fact or
-----------
omit to state any material fact necessary in order to make the statements and information contained in this Article III not misleading.
                              -----------

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF EACH INITIAL PURCHASER
            --------------------------------------------------------

     Each Initial Purchaser, severally and not jointly, agrees with, and represents and warrants, to the Company as follows:

      4.01  Purchase for Investment.  The Purchased Securities being acquired on
            -----------------------
the date hereof by such Initial Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such Purchased Securities or any part thereof in any transaction which would be in violation of the Securities Act, without prejudice, however, to any right of such Initial Purchaser to sell or otherwise dispose of all or any part of such Purchased Securities pursuant to a registration under the Securities Act or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Initial Purchaser's property being at all times within its control and discretion.

      4.02  Status As Accredited Investor.  Except if such Initial Purchaser is
            -----------------------------
MJM Associates, L.P. ("MJM Associates"), such Initial Purchaser is an Accredited Investor.

      4.03  Power.  If such Initial Purchaser is a partnership or a corporation,
            -----
such Initial Purchaser has all requisite partnership power or corporate power and authority, respectively, to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party, and to consummate the respective transactions contemplated hereby and thereby.

      4.04  Execution and Delivery; Authorization.  Each of the Transaction
            -------------------------------------
Documents to which such Purchaser is a party has been duly and validly executed and delivered by such Initial Purchaser. The execution, delivery and performance by such Initial Purchaser of, and the consummation of the transactions contemplated by, this Agreement and each of the other Transaction Documents to which it is a party have been duly and validly authorized by all necessary partnership action on the part of such Initial Purchaser which is a party hereto or thereto. Each of the Transaction Documents to which such Initial Purchaser is a party, when executed and delivered, will constitute a legal, valid and binding obligation of such Initial Purchaser, enforceable in accordance with its terms, subject to the Remedies Exception.

      4.05  Broker's Fees. Such Initial Purchaser does not have any liability or
            -------------
obligation to pay any fees or commissions to any broker, finder or agent with respect to the Transactions.

      4.06  Restricted Securities.  Such Initial Purchaser understands that the
            ---------------------
Initial Securities being acquired by it at the First Closing have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Securities Act or other exemptions thereunder, and that such Initial Securities are "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act.

      4.07  Information.
            -----------

          (i) Such Initial Purchaser has had a reasonable opportunity to ask questions of and receive answers and documents from the Company concerning the Company, and such Initial Purchaser has such knowledge and expertise in financial and business matters that such Initial Purchaser is capable of evaluating the merits and risk involved in an investment in the Securities;

          (ii) Except as set forth in this Agreement and the other Transaction Documents, no representations or warranties have been made to such Purchaser by the Company or any agent, employee or affiliate of the Company relying upon any other information; and

           (iii) Such Initial Purchaser understands that the Initial Securities being acquired by it at the First Closing are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Initial Purchaser set forth in this Agreement in order to determine the applicability of such exemptions and the suitability of such Initial Purchaser to acquire such Initial Securities.

      4.08 HSR Act.  Immediately after the Initial Closing, such Initial
           -------
Purchaser, together with all Persons which are under "common control" with such Initial Purchaser, will not "hold", as a result of the acquisition of the Initial Purchased Shares acquired by such Initial Purchaser at the Initial Closing "voting securities" of which the Company is the issuer that have a "value" in excess of $15,000,000, as such quoted terms are defined in the rules and regulations promulgated under the HSR Act, as interpreted by the Federal Trade Commission.

     4.09  Independent Directors.  The Purchasers acknowledge and agree that the
           ---------------------
following persons are, as of the date of this Agreement, and shall be Independent Directors as such term is defined in the Series A Articles of Amendment and the Investor Rights Agreement: Roland E. Casati, Richard G. Tomlinson, and Spencer I. Browne.

     4.10  Additional Representations of MJM Associates.  MJM Associates
           --------------------------------------------
represents and warrants to the Company as follows:

           (i) It recognizes that an investment in the Initial Purchased Securities being acquired by it may involve a number of risks, and that no federal or state agency has passed upon such securities or made any finding or determination as to the fairness of this investment.

          (ii) Michael J. Marocco, a director of the Company, is the general partner of MJM Associates, and has acted as advisor to MJM Associates and its stockholders in connection with MJM Associates' purchase of such Initial Purchased Securities. Mr. Marocco has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the investment by MJM Associates contemplated by this Agreement. MJM Associates is able to bear the economic risk of such investment.

          (iii) MJM Associates is not relying on the Company with respect to the tax and other economic considerations relating to its investment in such Initial Purchased Securities. In regard to such considerations, MJM Associates has relied solely on the advice of, or has consulted with, only its own advisors.

          (iv) MJM Associates was not formed for the purpose of making an investment in the Company.

                                   ARTICLE V
                                INDEMNIFICATION
                                ---------------

      5.01  Survival of Representations and Warranties.  All of the
            ------------------------------------------
representations and warranties of the Company contained in Sections 3.01, 3.02,
                                                           -------------  ----
3.03 and 3.04 of this Agreement shall survive the First Closing and the Second
----     ----
Closing hereunder and continue in full force and effect until the Purchasers, collectively, own fewer than 250,000 Registrable Shares. All of the other representations and warranties of the parties contained in this Agreement or any Joinder Agreement shall survive and continue in full force and effect, subject to any applicable statutes of limitations, until the later of (i) receipt by the Purchasers of audited consolidated financial statements of the Company and its Subsidiaries for calendar year 1999 and (ii) the first anniversary of the First Closing.

      5.02  Indemnification Provisions for Benefit of the Purchasers. The
            --------------------------------------------------------
Company agrees to defend, protect, indemnify and hold harmless each Purchaser Indemnified Party against, from and for any and all Adverse Consequences of any kind or nature (including reasonable fees and disbursements of counsel and other costs reasonably incurred in connection with any action, suit or proceeding initiated by such Purchaser Indemnified Party in connection with securing, exercising, enjoying and enforcing such Purchaser Indemnified Party's rights, benefits and privileges or enforcing any Company Party's obligations and liabilities under any Transaction Document), whether direct, indirect or consequential, in any manner resulting from, arising out of, based upon or related or attributable to: (i) any breach or inaccuracy of any representation or warranty of, or any breach or failure to perform any covenant, agreement or obligation, of any Company Party contained in this Agreement or any other Transaction Document; (ii) the invalidity or unenforceability, or alleged invalidity or unenforceability, of any provision of any Transaction Document; or
(iii) any claim by any holder or former holder of capital stock, equity interests or other securities, or any creditor, of any Company Party or any Affiliate of any Company Party or any other Person with whom any Company Party has contractual relationships relating to any claim against any Company Party or by reason of consummation of any of the Transactions. For purposes of clause (i) of the immediately preceding sentence only, no representation and warranty of any Company Party made herein or in any other Transaction Document, other than the representations and warranties of the Company contained in Section
                                                               -------
3.01, 3.02, 3.03 and 3.04 of this Agreement that is not already, by its terms,
----  ----  ----     ----
qualified by a materiality or Material Adverse Effect qualification, shall give rise to a right of indemnification under such clause unless such breach (individually or together with all other breaches of that or any representation or warranty) has a Material Adverse Effect.

      5.03  Indemnification Provisions for Benefit of the Company.  In the event
            -----------------------------------------------------
that any Purchaser breaches (or in the event any third party alleges facts that, if true, would mean any Purchasers has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 5.01 above, provided that the Company makes
                            ------------
a written claim for indemnification against such Purchaser pursuant to Section
                                                                       -------
5.04 within such survival period, then such Purchaser shall protect, defend,
----
hold harmless and indemnify the Company against, from and for the entirety of any Adverse Consequences the Company may suffer through and after the date of the claim for indemnification (but excluding any Adverse Consequences the Company may suffer after the end of any applicable survival period) resulting from or caused by the breach (or the alleged breach), including all Adverse Consequences arising out of the enforcement of this
Section 5.03.
------------

     5.04  Matters Involving Third Parties.
           -------------------------------

     (a) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article V, then the Indemnified Party shall promptly notify each
           ---------
Indemnifying Party thereof in writing; provided, however, that no delay on the
                                       -----------------
part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced; it being understood and agreed that the failure of the Indemnified Party to so notify the Indemnifying Party prior to settling a Third Party Claim (whether by paying a claim or executing a binding settlement agreement with respect thereto) or the entry of a judgment or issuance of an award with respect to a Third Party Claim shall constitute actual prejudice to the Indemnifying Party's ability to defend against such Third Party Claim.

     (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 30 calendar days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party or Parties will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim (it being understood by the Parties that the Indemnified Party may take such actions as are reasonable in connection with its defense until it receives such notice from the Indemnifying Party), and (ii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

     (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 5.04(b) above, (i) the Indemnified
                                     ---------------
Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim (provided that the Indemnified Party will have the right to employ separate counsel to represent the Indemnified Party (the fees and expenses of which will be borne by the Indemnifying Party if, in the Indemnified Party's reasonable judgment, a conflict of interest between the Indemnified Party and the Indemnifying Party exists with respect to such claim), (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not, without the prior written consent of the Indemnified Party (not to be withheld unreasonably), consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in which any relief other than the payment of money damages is sought against any Indemnified Party, unless such settlement, compromise or consent includes as an unconditional term thereof the giving by the claimant, petitioner or plaintiff, as applicable, to such Indemnified Party of a release from all liability with respect to such Third Party Claim.

     (d) In the event any of the conditions in Section 5.04(b) above is or
                                               ---------------
becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article V.
                                             ---------

                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

      6.01  Obligations Several, Not Joint. Each Purchaser shall be (i)
            ------------------------------
obligated hereunder only with respect to the purchase of the number and kind of Purchased Securities allocable to such Purchaser pursuant to Section 2.02 or
                                                             ------------
2.03 (as applicable), and no Purchaser shall have any liability with respect to
----
any other Purchaser's obligations hereunder and (ii) separately and independently entitled to rely on the representations and warranties of each other party made to such Purchaser in this Agreement and each other Transaction Document and to the benefit of all agreements, covenants, obligations and commitments of each other Party made with or to such Purchaser herein or therein.

      6.02  No Third Party Beneficiaries. Except as expressly provided in
            ----------------------------
Article V, nothing in this Agreement, expressed or implied, is intended to confer upon-any Person other than the Parties or their respective successors and permitted assigns any rights, benefits, remedies, obligations or liabilities under or by reason of this Agreement.

      6.03  Entire Agreement.  This Agreement and the Transaction Documents
            ----------------
collectively constitute the entire agreement among the Parties with reference to the matters set forth herein and therein and supersede any prior understandings, negotiations, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof or thereof.

      6.04  Succession and Assignment.  This Agreement shall be binding upon and
            -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns; provided, however, that, except as otherwise specifically
                       --------  -------
permitted or contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations of such Party hereunder shall be assigned or delegated by such Party without the prior written consent of the other Parties, which consent may be withheld in the sole discretion of such Parties.

      6.05  Counterparts. This Agreement and each other Transaction Document may
            ------------
be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. In addition to any other lawful means of execution or delivery, this Agreement and the other Transaction Documents may be executed by facsimile signatures and may be delivered by the exchange of counterparts of signature pages by means of telecopier transmission.

      6.06  Notices.  All notices, requests, demands, claims, and other
            -------
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two Business Days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Company:  Convergent Communications, Inc.
                    400 Inverness Drive South, Suite 400
                    Englewood, Colorado  80112
                    Attn:  General Counsel
                    Telephone:      (303) 749-3000
                    Telecopy:       (303) 749-3113

with a copy to:     Richard M. Russo, Esq.
                    Gibson, Dunn & Crutcher LLP
                    1801 California Street, Suite 4100
                    Denver, Colorado  80202
                    Telephone:      (303) 298-5715
                    Telecopy:       (303) 296-5310

If to any Purchaser, to such Purchaser at such Purchaser's address supplied from time to time in writing to the Company, with a copy to:

                    Joseph E. Young, Esq.
                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    Suite 2900
                    New York, New York 10022-6030
                    Telephone:      (212) 705-5000
                    Telecopy:       (212) 705-5125

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, facsimile transmission ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

      6.07  Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

      6.08  Amendments and Waivers.  No amendment of any provision of this
            ----------------------
Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No waiver shall be effective hereunder unless contained in a writing signed by the Party sough to be charged with such waiver.

      6.09  Severability.  If any provision of this Agreement or any other
            ------------
Transaction Document or the application thereof to any person or circumstance is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, provided, that if any provision
                                           --------
hereof or thereof or the application of any such provisions shall be so held to be invalid, void or unenforceable by a court of competent jurisdiction, then such court may substitute therefor a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid, void or unenforceable provision and, if such court shall fail or decline to do so, the Parties shall negotiate in good faith a suitable and equitable substitute provision. To the extent that any such provision shall be judicially unenforceable in any one or more states, such provision shall not be affected with respect to any other state, each provision with respect to each state being construed as several and independent.

      6.10  Expenses. Unless otherwise provided herein, each of the Parties
            --------
shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Company covenants and agrees to pay all of the costs and expenses and the reasonable out-of-pocket expenses incurred by the Purchasers in connection with the negotiation, preparation, review, execution, delivery, collection and enforcement of this Agreement, or any other Transaction Document or supplement to or modification hereof or thereof. The Company also agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any other Transaction Document, or the issuance and sale of the Securities.

      6.11  Incorporation of Exhibits and Schedules.  The Exhibits and Schedules
            ---------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.

                                   * * * * *
               [END OF PAGE - SIGNATURE PAGE IMMEDIATELY FOLLOWS]

  IN WITNESS WHEREOF, the Parties hereto have executed this Securities Purchase
     Agreement as an instrument under seal on the date first above written.

                    CONVERGENT COMMUNICATIONS, INC.


                    By:     /s/ John R. Evans
                         _______________________________________
                         Name:  John R. Evans
                         Title: Chief Executive Officer


                    SANDLER CAPITAL PARTNERS IV, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP., a General Partner


                                    By:    /s/ Edward Grinacoff
                                         _______________________________________
                                         Name: Edward Grinacoff
                                         Title: President


                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                    By:  SANDLER INVESTMENT PARTNERS, General Partner

                         By:  SANDLER CAPITAL MANAGEMENT, General Partner

                              By:  MJDM MEDIA CORP., a General Partner


                                    By:    /s/ Edward Grinacoff
                                         _______________________________________
                                         Name: Edward Grinacoff
                                         Title: President


                    APPLEWOOD ASSOCIATES, L.P.


                    By:    /s/ Irwin Leiber
                         _______________________________________
                         Name: Irwin Lieber
                         Title: General Partner

                          MICHAEL PRICE, individually

             /s/ Michael Price
             -----------------------------------------------------


                    STEVE RATTNER, individually

             /s/ Steve Rattner
             -----------------------------------------------------


                    HARVEY SANDLER, individually

             /s/ Harvey Sandler
             -----------------------------------------------------


                    JOHN KORNREICH, individually

             /s/ John Kornreich
             -----------------------------------------------------


                    MJM ASSOCIATES L.P.


                    By:    /s/ Michael J. Marocco
                         -----------------------------------------------------
                         Name: Michael J. Marocco
                         Title: General Partner


                    ANDREW SANDLER, individually

             /s/ Andrew Sandler
             -----------------------------------------------------


                    DAVID LEE, individually

             /s/ David Lee
             -----------------------------------------------------

                    DOUGLAS SCHIMMEL, individually

             /s/ Douglas Schimmel
             -----------------------------------------------------


                    HANNAH STONE, individually

             /s/ Hannah Stone
             -----------------------------------------------------

                                   EXHIBIT A

                                            Number           Number of        Aggregate
Purchaser                              of Initial Shares  Initial Warrants  Purchase Price
-------------------------------------  -----------------  ----------------  --------------

Sandler Capital Partners IV, LP                  377,400           471,750     $ 9,435,000

Sandler Capital Partners IV FTE, LP              154,600           193,250     $ 3,865,000

Applewood Associates, L.P.                        60,000            75,000     $ 1,500,000

Michael Price                                     10,000            12,500     $   250,000

Steve Rattner                                     10,000            12,500     $   250,000

Harvey Sandler                                     6,800             8,500     $   170,000

John Kornreich                                     6,800             8,500     $   170,000

MJM Associates L.P.                                6,800             8,500     $   170,000

Andrew Sandler                                     2,800             3,500     $    70,000

David Lee                                          2,400             3,000     $    60,000

Douglas Schimmel                                    1200             1,500     $    30,000

Hannah Stone                                        1200             1,500     $    30,000
                                                 -------           -------     -----------
 Totals:                                         640,000           800,000     $16,000,000

                                   EXHIBIT B


                         Series A Articles of Amendment
                         ------------------------------

                                   EXHIBIT C


                               Joinder Agreement
                               -----------------

          Reference is made to the Securities Purchase Agreement, dated March ___, 1999, amended (the "Purchase Agreement"), between Convergent
Communications, Inc., a Colorado corporation (the "Company"), and each of the entities named on Exhibit A thereto (each an "Initial Purchaser" and,
                  ---------
collectively, the "Initial Purchasers"). Capitalized terms used in this Joinder have the meanings given to them in the Purchase Agreement.

          The undersigned hereby agrees to be a party to the Purchase Agreement as a Second Purchaser, with the same effect and, subject to the terms and conditions set forth in the Purchase Agreement, to purchase at the Second Closing the number of Second Closing Shares and the number of Second Closing Warrants set forth adjacent to the undersigned's signature below, for the aggregate purchase price indicated.

          In addition, the undersigned hereby agrees to become, automatically upon the Second Closing, (i) a party to the Warrant Agreement as an Investor (as defined therein) as if an original signatory and (ii) a party to the Investor Rights Agreement as an Investor (as defined therein) as if an original signatory.

          IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on its behalf as of this ___ day of March, 1999.

                    Second Closing          Second Closing           Purchase
[NEW PURCHASER]       Shares                  Warrants                Price
                --------------------    ------------------           --------





By:
     ----------------------------------------
     Name:
     Title:

Agreed and Accepted as of
the date written above:

CONVERGENT COMMUNICATIONS, INC.


By:
     ----------------------------------------
     Name:
     Title:

                                      -46-